KEMPER CASH RESERVES FUND
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1999

                                 CLASS I SHARES


The fund currently offers four classes of shares to provide investors with different purchasing options. These are Class A, Class B and Class C shares, which are described in the prospectus, and Class I shares, which are described in the prospectus as supplemented hereby. When placing purchase orders, investors must specify for which class of shares they are ordering.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Scudder Kemper Investments, Inc. ("Scudder Kemper") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a fund on behalf of each trust; and (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a fund; and (6) investment companies managed by Scudder Kemper that invest primarily in other investment companies.

Class I shares currently are available for purchase only from Kemper Distributors, Inc., principal underwriter for the fund, and, in the case of category 4 above, selected dealers authorized by Kemper Distributors, Inc. Share certificates are not available for Class I shares.

The primary distinctions among the classes of shares lie in their initial and contingent deferred sales charge schedules and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administrative services fee charged to Class I shares. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, typically will be higher for Class I shares than for Class A, Class B and Class C shares.

The following information supplements the indicated sections of the prospectus.

Fee and expense information

The following information is designed to help you understand the costs of investing in Class I shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment.

-----------------------------------------------------------------------
Shareholder fees: Fees paid directly from your investment.
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases          None
(as a % of offering price)
-----------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a % of           None
redemption proceeds)
-----------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On                    None
Reinvested Dividends/ Distributions
-----------------------------------------------------------------------
Redemption Fee                                            None
-----------------------------------------------------------------------
Exchange Fee                                              None
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual fund operating expenses: Expenses that are deducted from fund assets.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------
 Management Fee                                          0.40
-----------------------------------------------------------------------
Distribution (12b-1) Fees                                None
-----------------------------------------------------------------------
Other expenses*                                          0.22
-----------------------------------------------------------------------
Total Annual Fund Operating Expenses*                    0.62
-----------------------------------------------------------------------

* Estimated for the current fiscal year, since no Class I shares have been issued as of the fund's fiscal year end.

Example

This example is to help you compare the cost of investing in Class I shares of the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

------------------------------------------------------
Fees and expenses if you sold shares after:
------------------------------------------------------
 1 Year                              $68
------------------------------------------------------
 3 Years                            $214
------------------------------------------------------
 5 Years                            $373
------------------------------------------------------
 10 Years                           $835
------------------------------------------------------

FINANCIAL HIGHLIGHTS

No financial information is presented for Class I shares since no Class I shares have been issued as of the fund's fiscal year end.

SPECIAL FEATURES

Shareholders of the fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds--Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates and (ii) Class I shares of any other "Kemper Fund" listed in the prospectus. Conversely, shareholders of Zurich Money Funds--Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates may exchange their shares for Class I shares of "Kemper Funds" to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus.



February 1, 1999

                                       3